UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 26, 2012

Delphi Automotive PLC
(Exact name of registrant as specified in its charter)

Jersey	333-174493	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Courtney Road Hoath Way Gillingham, Kent ME8 0RU United Kingdom
(Address of Principal Executive Offices)(Zip Code)

(Registrant’s Telephone Number, Including Area Code) 011-44-163-423-4422

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 26, 2012, Delphi Automotive PLC (the “Company”) issued a press release reporting its financial results for the quarter and fiscal year ended December 31, 2011. A copy of the press release and slide presentation are attached as exhibits and are incorporated herein by reference. The press release and teleconference visual presentation are also available on the Company’s website at www.delphi.com.

The information in this Item 2.02 and Item 9.01, including Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01           Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
	Number	Description

	99.1	Press Release dated January 26, 2012

	99.2	Slide Presentation for the quarter and fiscal year ended December 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 26, 2012	DELPHI AUTOMOTIVE PLC

		By:	/s/ Kevin P. Clark
Kevin P. Clark
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	Press Release dated January 26, 2012

99.2	Slide Presentation for the quarter and fiscal year ended December 31, 2011